Chardan China Acquisition Corp.
                                        (a corporation in the development stage)






            For the Periods from December 5, 2003 (inception) to March 22, 2004,
                                               January 1, 2004 to March 22, 2004
                           and December 5, 2003 (inception) to December 31, 2003

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)



        Independent Auditor's Report                                        3


        Financial statements

            Balance Sheets                                                  4
            Statements of Operations                                        5
            Statements of Stockholders' Equity                              6
            Statements of Cash Flows                                        7


        Notes to Financial Statements                                    8-11

Independent Auditor's Report

To the Board of Directors
Chardan China Acquisition Corp.


We have audited the accompanying balance sheets of Chardan China Acquisition Corp. (a corporation in the development stage) as of March 22, 2004 and December 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the periods from December 5, 2003 (inception) to December 31, 2003, January 1, 2004 to March 22, 2004 and December 5, 2003 (inception) to
March 22, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chardan China Acquisition Corp. as of March 22, 2004 and December 31, 2003, and the results of its operations and cash flows for the periods from December 5, 2003 (inception) to December 31, 2003, January 1, 2004 to March 22, 2004 and December 5, 2003 (inception) to March 22, 2004 in conformity with accounting principles generally accepted in the United States of America.


/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

March 22, 2004

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                                                  Balance Sheets

--------------------------------------------------------------------------------


                                                                  March 22,              December 31,
                                                                    2004                    2003
------------------------------------------------------------------------------------------------------
Assets Current assets:
     Cash                                                     $     884,282           $      59,988
     Cash held in Trust Fund (Note 1)                            20,527,500                       -
     Prepaid expenses                                                11,000                       -
                                                              -------------           -------------
          Total current assets                                   21,422,782                  59,988
Deferred registration costs                                              --                  25,000
                                                              -------------           -------------
Total assets                                                  $  21,422,782           $      84,988
                                                              =============           =============

Liabilities and Stockholders' Equity
Current liabilities:
     Accrued expenses                                         $      21,450          $          523
     Notes payable, stockholder (Note 3)                             70,000                  60,000
                                                              -------------           -------------
          Total current liabilities                                  91,450                  60,523
                                                              -------------           -------------


Common stock, subject to possible redemption,
     804,598 shares at redemption value (Note 1)                  4,103,450                       -
                                                              -------------           -------------


Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 20,000,000 shares
          Issued and outstanding 4,900,000 shares
               (which includes 804,598 subject to
               possible redemption) and
               875,000, respectively                                    490                      87
     Additional paid-in capital                                  17,230,403                  24,913
     Deficit accumulated during development stage                    (3,011)                   (535)
                                                              -------------           -------------

          Total stockholders' equity                             17,227,882                  24,465
                                                              -------------           -------------
Total liabilities and stockholders' equity                    $  21,422,782           $      84,988
                                                              =============           =============

                 See accompanying notes to financial statements.

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                                        Statements of Operations

--------------------------------------------------------------------------------



                                                            Period from         Period from            Period from
                                                          December 5, 2003     January 1, 2004       December 5, 2003
                                                          (inception) to             to               (inception) to
                                                          March 22, 2004        March 22, 2004       December 31, 2003
-----------------------------------------------------------------------------------------------------------------------

Expenses:

     Formation and operating costs                         $         3,011      $      2,476           $        535
                                                           ---------------      ------------           ------------

Net loss for the period                                    $        (3,011)     $     (2,476)          $       (535)
                                                           ---------------      ------------           ------------

Net loss per share                                                              $       (.00)          $       (.00)
                                                                                ------------           ------------

Weighted average shares outstanding                                                  924,085                875,000
                                                                                ============           ============




                 See accompanying notes to financial statements.

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity

--------------------------------------------------------------------------------

                                                            Common Stock        Additional      Deficit accumulated
                                                         -------------------     Paid-In           during the
                                                         Shares       Amount     Capital         development stage     Total
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 5, 2003 (inception)                      ---     $   ---      $      ---      $      ---       $       ---

Sale of 875,000 shares of common stock to
     initial stockholders                                875,000       87            24,913            ---            25,000

Net loss for the period                                    ---         ---             ---            (535)             (535)

-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                               875,000       87            24,913           (535)           24,465

Sale of 4,025,000 units, net of underwriters'
   discount and offering expenses (includes
   804,598 shares subject to possible redemption)      4,025,000      403        21,308,940            ---        21,309,343

Proceeds subject to possible redemption of
   804,598 shares                                          ---        ---        (4,103,450)           ---        (4,103,450)

Net loss for the period                                    ---        ---             ----          (2,476)          (2,476)

-----------------------------------------------------------------------------------------------------------------------------
Balance, March 22, 2004                                4,900,000    $ 490       $17,230,403     $   (3,011)      $17,227,882
                                                      ==========    =====       ===========     ==========       ===========

                 See accompanying notes to financial statements.
                                       -6-

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                                        Statements of Cash Flows

--------------------------------------------------------------------------------

                                                     December 5, 2003       January 1, 2003       December 5, 2003
                                                      (inception) to               to              (inception) to
                                                     March 22, 2004          March 22, 2004       December 31, 2003
---------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
       Net loss                                      $      (3,011)         $       (2,476)         $    (535)
       Increase in prepaid expenses                        (11,000)                (11,000)                --
       Increase in accrued expenses                          1,450                     927                523
                                                     -------------          --------------          ---------
           Net cash used in operating activities           (12,561)                (12,549)               (12)
                                                     -------------          --------------          ---------

Cash Flows from Investing Activities
       Cash held in Trust Fund                         (20,527,500)            (20,527,500)                --
                                                     -------------          --------------          ---------
           Net cash used in investing activities       (20,527,500)            (20,527,500)                --
                                                     -------------          --------------          ---------

Cash Flows from Financing Activities
       Gross proceeds                                   24,150,000              24,150,000                 --
       Proceeds from notes payable, stockholder             70,000                  10,000             60,000
       Proceeds from sale of shares of common stock         25,000                      --             25,000
       Payment of costs of public offering              (2,820,657)             (2,795,657)           (25,000)
                                                     -------------          --------------          ---------

           Net cash provided by financing activities    21,424,343              21,364,343             60,000
                                                     -------------          --------------          ---------

Net increase in cash                                       884,282                 824,294             59,988
Cash at beginning of the period                                 --                  59,988                 --
                                                     -------------          --------------          ---------
Cash at end of the period                            $     884,282          $      884,282          $  59,988
                                                     =============          ==============          =========

Supplemental schedule of non-cash financing activity:

       Accrual of offering costs                     $      20,000          $       20,000                 --
                                                     =============          ==============          =========


                 See accompanying notes to financial statements.

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

1. Organization     Chardan  China   Acquisition   Corp.   (the  "Company")  was
   and              incorporated  in  Delaware  on  December  5, 2003 as a blank
   Business         check  company  whose  objective  is to acquire an operating
   Operations       business that has its primary operating  facilities  located in the People's Republic of China.

                    All activity from December 5, 2003 (inception) through March 22, 2004 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

                    The registration statement for the Company's initial public offering ("Offering") was declared effective March 16, 2004. The Company consummated the offering on March 22, 2004 and received net proceeds of approximately $21,309,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with a operating business in the entertainment, media and communications industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $20,527,500 of the net proceeds is being held in an interest-bearing trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds will only be invested in United States government securities (Treasury Bills) with a maturity of 180 days or less. The remaining net proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                    The Company,  after  signing a definitive  agreement for the
                    acquisition   of  a  target   business,   will  submit  such
                    transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the Business Combination, the Business Combination will not be

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                    consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 875,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of the Company's first Business Combination, all of these voting safeguards will no longer be applicable.

                    With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible redemption in the accompanying March 22, 2004 balance sheet.

                    The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

                    Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                    The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences, aggregating approximately $500 and $200 at March 22, 2004 and December 31, 2003, respectively.

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                    In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at March 22, 2004 and December 31, 2003.

                    The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

                    Loss  per  share is  computed  by  dividing  net loss by the
                    weighted-average   number  of   shares   of   common   stock
                    outstanding during the period.

                    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                    Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. Initial          On  March  22,  2004,  the  Company  sold  4,025,000   units
   Public           ("Units") in the Offering, which included all of the 525,000
   Offering         Units  subject to the  underwriters'  overallotment  option.
                    Each Unit consists of one share of the Company's common stock, $.0001 par value, and two Redeemable Common Stock
                    Purchase Warrants ("Warrants"). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination with a target business or one year from the effective date of the Offering and expiring four years from the date of the prospectus. The
                    Warrants will be redeemable at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with this Offering, the Company issued an option to the representative of the underwriters to purchase
                    350,000 Units at an exercise price of $9.90 per Unit. In addition, the warrants underlying such Units are exercisable at $6.40 per share.


3. Note Payable,    The Company  issued an  aggregate of $70,000  unsecured  non
   Stockholder      interest-bearing  promissory  notes  to a  stockholder.  The notes were non-interest bearing and will be paid following the consummation of the Offering from the net proceeds of such Offering.

                                                 Chardan China Acquisition Corp.
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

4. Commitment       The Company  presently  occupies office space provided by an affiliate  of an Initial  Stockholder.  Such  affiliate  has agreed that,  until the  acquisition of a target business by the  Company,  it will make such  office  space,  as well as certain office and  secretarial  services,  available to the
                    Company,  as may be  required  by the  Company  from time to time.  The Company has agreed to pay such  affiliate  $7,500 per month for such services commencing on the effective date of the Offering. The statement of operations for the periods ended March 22, 2004 includes $1,450 related to this agreement.

5. Preferred Stock  The  Company  is  authorized  to issue  1,000,000  shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6. Common Stock     In  February   2004,   the  Company's   Board  of  Directors
                    authorized a 1.1666666 to one forward stock split of its common stock. All references in the accompanying financial statements to the numbers of shares have been retroactively restated to reflect the transaction.

                    At March 22, 2004, 9,100,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.